PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2020
PROPERTY AND EQUIPMENT
Schedule of property and equipment

	As of December 31,
	2019	2020
Cost:
Leasehold improvements	42,858	55,941
Electronic equipment	22,373	25,857
Furniture, fixtures and equipment	15,426	21,334
Vehicles	898	943
	81,555	104,075
Less: Accumulated depreciation	(51,719)	(60,636)
	29,836	43,439
Construction in progress	—	—
Property and equipment, net	29,836	43,439